UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2015
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Forest City Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation)	333-205607 (Commission File Number)	47-4113168 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In connection with Forest City Enterprises, Inc.’s (“Forest City”) anticipated conversion to real estate investment trust status commencing with the taxable year ending December 31, 2016 and Forest City Realty Trust, Inc.’s (“Forest City Realty Trust”) assumption of Forest City’s registration statements on Form S-3 (the “Registration Statements”), Forest City and Forest City Realty Trust are filing this Current Report on Form 8-K (this “Current Report”) to present an unaudited balance sheet of Forest City Realty Trust as of September 30, 2015 and note thereto, which are attached to this Current Report as Exhibit 99.1 and will be incorporated by reference into the Registration Statements.
Item 9.01 Exhibits.
(d) Exhibits.

Exhibit No.		Description
99.1	—	Forest City Realty Trust, Inc. Unaudited Balance Sheet as of September 30, 2015 and the Note thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY REALTY TRUST, INC.

Date:	December 15, 2015	By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
99.1	—	Forest City Realty Trust, Inc. Unaudited Balance Sheet as of September 30, 2015 and the Note thereto.